SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                 FORM 8-K


                              Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (date of earliest event reported): March 31,1997



                         Thermal Industries, Inc.
          (Exact name of registrant as specified in its charter)




           Pennsylvania                0-9790            25-1145753
   (State or other jurisdiction      (Commission        (IRS Employer
        of incorporation)            File Number)   Identification Number)




           301 Brushton Avenue, Pittsburgh, PA           15221-2168
         (Address of principal executive offices)        (ZIP Code)



        Registrant's telephone number, including area code:  (412)244-6400


Item 5.          Other Events.
                 On March 31, 1997, Thermal Industries, Inc. issued a Press Release announcing that its Board of Directors had received an unsolicited letter containing a merger proposal from Hicks, Muse, Tate & Furst Incorporated ("Hicks Muse"). Filed as item 7(c)(99)(a) is a copy of the press release and as item 7(c)(99)(b) is a copy of the letter from Hicks
Muse.

Item 7.          Financial Statements and Exhibits

(c) Exhibits

     The following exhibits are filed herewith:
          Exhibit No.                   Description
                99(a) -                 Press Release
                99(b) -                 Letter dated 3/29/97 from Hicks Muse

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            THERMAL INDUSTRIES, INC.


Dated:  March 31, 1997                     By:    /s/ David S. Rascoe
                                                   David S. Rascoe
                                                   President


                                Exhibit Index



      Exhibit No.                 Description                  Reference
         99(a)                   Press Release                 Filed herewith
         99(b)                  Hicks Muse Letter              Filed herewith